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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: November 15, 2004


                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


            MICHIGAN                    0-22684                38-1465835
  (State or other jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)          Identification No.)


               2801 EAST BELTLINE, NE
               GRAND RAPIDS, MICHIGAN                     49525
      (Address of principal executive offices)          (Zip Code)


                                 (616) 364-6161
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



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Item 1.01         Entry into a Material Definitive Agreement.

                  On November 12, 2004, the Registrant and its wholly-owned subsidiaries (the "Company") amended an accounts receivable sale agreement with a bank. Significant terms of the Agreement include:

                  - The Company sells specific receivables to the bank at an agreed upon price.

                  - The Company services the receivables sold and outstanding on behalf of the bank and receives a fee at a rate of .50% per annum.

                  - The Company receives an incentive servicing fee, which the
                    Company accounts for as a retained interest in the receivables sold. The Company's retained interest is determined based on the fair market value of anticipated collections in excess of the Agreed Base Value of the receivables sold. Appropriate valuation allowances are recorded against the retained interest.

                  - The maximum amount of receivables which may be sold and
                    outstanding at any point in time under the program is $50 million.

                  - The program is subject to review by the Company and the bank on an annual basis.

                  A copy of the Agreement is attached as Exhibit 10(k) to this
                    Current Report.


Item 9.01         Financial Statements, Pro Forma Financial Information, and
                  Exhibits

                  (c)      Exhibits

                  10(k) Program for Accounts Receivable Transfer ("PARTS")
                        Agreement dated November 12, 2004.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       UNIVERSAL FOREST PRODUCTS, INC.
                                                 (Registrant)
Dated:  November 15, 2004

                                       By: /s/ Michael R. Cole
                                           ----------------------------------
                                           Michael R. Cole,
                                           Chief Financial Officer and Treasurer










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                                  EXHIBIT INDEX

Exhibit Number             Document
--------------             --------

   10(k) Program for Accounts Receivable Transfer ("PARTS") Agreement dated November 12, 2004.












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